UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 11, 2014

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1097 (Commission File No.)	31-0455440 (IRS Employer Identification Number)

600 Albany Street, Dayton, Ohio	45417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 221-1000

N/A

(Former name or former address, if changed since last report)

Item 8.01

Other Events

On August 11, 2014, the Company issued a press release that provided an update on pension funding expectations for 2014 thorough 2016 based on provisions in the Highway and Transportation Funding Act of 2014.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

99.1

Press Release dated August 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT	THE STANDARD REGISTER COMPANY

Date: August 11, 2014	By: /s/Gerard D. Sowar
Gerard D. Sowar, Executive Vice President, General Counsel and Secretary